UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2021 (March 29, 2021)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel	2069200
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2021, On Track Innovations Ltd., or the Company, entered into an agreement, or the Sale Agreement, for the sale of 100% of the issued and outstanding share capital of the Company’s wholly owned Polish subsidiary, ASEC S.A., or ASEC, with Vector Software SP. Z O.O., or the Buyer. ASEC is headquartered in Krakow, Poland and has been conducting the Company’s mass transit ticketing business in Europe.  The consideration for the sale of ASEC is $3,000,000, of which approximately $2,100,000 is being used to repay Polish bank loans, as mentioned in the Sale Agreement, and is expected to further be reduced by minor working capital adjustments. The Sale Agreement contains customary representations and warranties, as well as covenants, including an undertaking the Company provided not to compete with the business of ASEC for a period of five years after the closing and an undertaking to indemnify ASEC and the Buyer for certain damages. The Company’s liability is limited to the purchase price actually paid by the Buyer. The closing of the Sale Agreement is expected to take place in the next couple of weeks.

The foregoing description of the Sale Agreement are qualified by reference to the full text of the Sale Agreement, a copy of which is filed as Exhibit 10.1, to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Conditions.

On March 31, 2021, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2020 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

10.1	Agreement for the Sale of Shares in ASEC S.A. dated March 29, 2021, by and among Vector Software SP. Z.O.O., the Company and ASEC S.A. (incorporated by reference to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 2021).

99.1	Press release dated March 31, 2021. (Furnished herewith).

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, forward-looking statements are being used when the Company discusses the timing and actual occurrence of the closing of the transactions contemplated under the Sale Agreement. These forward-looking statements and their implications are based on the current expectations of the management of the Company only and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to the forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: April 2, 2021	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Chief Financial Officer

2